UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 11, 2006
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA 02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On December 11, 2006, we granted options to purchase common stock to the persons and in the amounts that follow:

Executive Officers	Shares
Harry Palmin	150,000
Christopher J. Pazoles, Ph.D.	100,000
M. Taylor Burtis	100,000
George Vaughn	30,000

We also granted additional options to purchase up to 230,000 shares of common stock to certain other employees and consultants. All of the above options have an exercise price of $0.91 per share which represents the closing price of our common stock on December 11, 2006 as reported on the Over the Counter Bulletin Board and an expiration date of December 11, 2016. The options were granted as compensation for employment or consulting services, as applicable. The options will vest and become exercisable for 1/3 of the maximum number of shares granted on the first anniversary of the date of grant, and shall vest and become exercisable for an additional 1/3 on the last day of each year thereafter, so that the options shall be fully vested on the third anniversary of the date of grant. The options granted to employees are evidenced by an agreement in the form of the incentive stock option agreement filed as Exhibit 10.1 to this report. The options granted to consultants are evidenced by an agreement in the form of the non-statutory stock option agreement filed as Exhibit 10.2 to this report.

These issuances were exempt from registration under the Securities Act of 1933 pursuant to an exemption under Section 4(2) thereof as a sale of securities not involving any public offering.

The form of the incentive stock option agreement, the form of non-statutory stock option agreement and the form of non-statutory director stock option agreement filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this report are the forms to be used for all options granted under our 2006 Stock Incentive Plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Incentive Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan

10.3	Form of Non-Statutory Director Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2006
NOVELOS THERAPEUTICS, INC.

By:  /s/ Harry S. Palmin

Name: Harry S. Palmin
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Incentive Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan

10.2	Form of Non-Statutory Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan

10.3	Form of Non-Statutory Director Stock Option under Novelos Therapeutics, Inc.’s 2006 Stock Incentive Plan